Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)
Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Neuberger Berman Income Funds® (“Income Funds”)

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information of the Funds listed in Schedule A

The following change applies to each of the Summary Prospectuses, Prospectuses and Statements of Additional Information for each of the Alternative Funds, AMT Funds and Income Funds listed in Schedule A:
On or about January 1, 2016, it is anticipated that Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the “Agreements”). Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC (NBIA).  In addition, on the date of the transfer, the services previously provided by NB Alternative Investment Management LLC (NBAIM) will be provided by NBIA.

NBM currently serves as each Fund’s investment manager and administrator and each of NB LLC, NBFI and NBAIM currently serve as certain Funds’ adviser or sub-adviser.  Following the consolidation, the investment professionals of NBM, NB LLC, NBFI and NBAIM who currently provide services to the Funds under the Agreements will continue to provide the same services, except that they will provide those services in their new capacities as investment professionals of NBIA.  Further, the consolidation will not result in any change in the investment processes currently employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

The following changes apply to each of the Prospectuses and Statements of Additional Information for each of the Alternative Funds and Income Funds listed in Schedule A:
The section entitled “Sales Charges – Class A purchases not subject to sales charges” of each of the Prospectuses is hereby deleted in its entirety and replaced with the following:
Class A purchases not subject to sales charges—Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “[Direct Investors][Grandfathered Investors]” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.

For investors buying shares via a financial intermediary, sales charge waivers may be available depending on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.  Consult your financial advisor to determine which sales charge waivers, if

any, you are entitled to receive when purchasing through your financial intermediary based on its policies and procedures.   If your financial intermediary does not have its own policies and procedures regarding eligibility for sales charge waivers, it may defer to the Funds’ policies and procedures.  Additional information about the Funds’ policies is provided in the SAI in the section entitled “Sales Charges – Class A Purchases.”

When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein.  In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions.

The first sentence of the section entitled “Additional Purchase Information – Automatic Investing and Dollar Cost Averaging” of each of the Statements of Additional Information is hereby deleted in its entirety and replaced with the following:
Shareholders that hold their shares directly with the Fund (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month.
The section entitled “Additional Purchase Information – Sales Charges – Class A Purchases” of each of the Statements of Additional Information is hereby deleted in its entirety and replaced with the following:
Sales Charges
Class A Purchases
As noted in the Prospectus, sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “[Direct Investors][Grandfathered Investors]” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.  For investors buying shares via a financial intermediary, sales charge waivers may be available depending on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.  Consult your financial advisor to determine which sales charge waivers, if any, you are entitled to receive when purchasing through your financial intermediary based on its policies and procedures.  If your financial intermediary does not have its own policies and procedures regarding eligibility for sales charge waivers, it may defer to the Funds’ policies described below.
Class A shares of a Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified NB Group and any affiliates of their eligibility in advance of purchase:
1. current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates; or of any entity controlling,

controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;
2. current employees of firms that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;
3. current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;
4. immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined in the Prospectuses);
5. companies exchanging securities with a Fund through a merger, acquisition or exchange offer;
6. insurance company separate accounts;
7. NB Group and its affiliated companies;
8. an individual or entity with a substantial business relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with the Fund;
9. wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts of insurance companies that have a participation agreement with the Distributor and whose underlying investments are managed by NB Group and any affiliates and that hold their shares directly with the Fund;
10. banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;
11. Employer-sponsored defined contribution-type plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts maintained at a financial intermediary that has an agreement with the  Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the  Distributor, the Manager or the Administrator to service such accounts;
12. Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;
13. Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Funds’ shares are offered at net asset value on such IRA platform; and

14. Qualified Tuition Programs under Section 529 of the Code sponsored by or maintained at a financial intermediary that has an agreement with Distributor, the Manager or the Administrator. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.  Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.
The first paragraph of the section entitled “Conversion Information” of each of the Statements of Additional Information is hereby deleted in its entirety and replaced with the following:
If consistent with your investment provider’s program, Advisor Class, Investor Class, Trust Class, Class A and Class C shares, as applicable, of a Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund. Notwithstanding the foregoing, at the request of an investment provider on behalf of its similarly-situated clients as a group, and subject to approval by the Board of Trustees (which will determine in its reasonable business judgment whether the conversion will be in the best interests of the affected Fund), shares of one class of a Fund may be converted into/reclassified as shares of a different class of the same Fund provided that the shareholder satisfies the conditions for investing in the class into which the conversion is sought (as described in the applicable Fund’s prospectus and SAI).  Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund. Please contact your investment provider about any fees that it may charge. Share conversion privileges may not be available for all accounts and may not be offered at all investment providers.
The date of this supplement is December 18, 2015.

Please retain this supplement for future reference.

NEUBERGER BERMAN Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder services: 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com

Schedule A

Fund	Date of Summary Prospectuses, Prospectuses and Statements of Additional Information (each as amended or supplemented)
Neuberger Berman Alternative and Multi-Asset Class Funds®
Neuberger Berman Absolute Return Multi-Manager Fund	February 28, 2015
Neuberger Berman Flexible Select Fund	February 28, 2015
Neuberger Berman Global Allocation Fund	February 28, 2015
Neuberger Berman Global Long Short Fund	February 28, 2015
Neuberger Berman Inflation Managed Fund	February 28, 2015
Neuberger Berman Long Short Fund	February 28, 2015
Neuberger Berman Long Short Credit Fund	June 26, 2015
Neuberger Berman Long Short Multi-Manager Fund	February 28, 2015
Neuberger Berman Multi-Asset Income Fund	March 26, 2015
Neuberger Berman Risk Balanced Commodity Strategy Fund	February 28, 2015

Neuberger Berman Advisers Management Trust®
Absolute Return Multi-Manager Portfolio	May 1, 2015
Guardian Portfolio	May 1, 2015
International Equity Portfolio	May 1, 2015
Short Duration Bond Portfolio	May 1, 2015
Mid-Cap Growth Portfolio	May 1, 2015
Large Cap Value Portfolio	May 1, 2015
Real Estate Portfolio	May 1, 2015
Mid Cap Intrinsic Portfolio	May 1, 2015
Socially Responsive Portfolio	May 1, 2015

Neuberger Berman Income Funds®
Neuberger Berman Core Bond Fund	February 28, 2015
Neuberger Berman Emerging Markets Debt Fund	February 28, 2015
Neuberger Berman Floating Rate Income Fund	February 28, 2015
Neuberger Berman High Income Bond Fund	February 28, 2015
Neuberger Berman Municipal High Income Fund	June 16, 2015
Neuberger Berman Municipal Intermediate Bond Fund	February 28, 2015
Neuberger Berman New York Municipal Income Fund	February 28, 2015
Neuberger Berman Short Duration Bond Fund	February 28, 2015
Neuberger Berman Short Duration High Income Fund	February 28, 2015
Neuberger Berman Strategic Income Fund	February 28, 2015
Neuberger Berman Unconstrained Bond Fund	February 28, 2015